EXECUTION COPY
Exhibit 10.1
     AMENDMENT NO. 3 AND AGREEMENT dated as of February 5, 2007 (this “Amendment”), to the Credit Agreement dated as of February 9, 2004, as amended by Amendment No. 1 and Agreement dated as of February 10, 2005, and Amendment No. 2 dated as of December 21, 2005 (the “Credit Agreement”), among CENTENNIAL CELLULAR OPERATING CO. LLC, as Borrower; CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower; CENTENNIAL COMMUNICATIONS CORP., as a Guarantor; the other Guarantors party thereto; each of the lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”); CREDIT SUISSE, as joint lead arranger and administrative agent (in such capacity, the “Administrative Agent”); LEHMAN BROTHERS, INC., as joint lead arranger; LEHMAN COMMERCIAL PAPER, INC., as syndication agent (in such capacity, “Syndication Agent”); and MERRILL LYNCH CAPITAL CORPORATION and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-documentation agents.
     A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     B. Borrower and PR Borrower have requested that the Credit Agreement be amended to provide for New Term Loans (as defined below), the proceeds of which will be used to repay in full all currently outstanding Term Loans.
     C. Each Lender with outstanding Term Loans (each an “Existing Term Loan Lender”) will be afforded the opportunity to acquire New Term Loans on the Third Amendment Effective Date (as defined below) in an aggregate principal amount equal to the aggregate principal amount of the outstanding Term Loans of such Existing Term Loan Lender on the Third Amendment Effective Date. Each Lender that executes and delivers a signature page to this Amendment under the caption “Continuing Lender” (a “Continuing Lender”) will be deemed to have agreed to the terms of this Amendment and to have so acquired New Term Loans in such aggregate principal amount, in each case upon the effectiveness of this Amendment on the Third Amendment Effective Date. Each Existing Term Loan Lender that does not execute and deliver a signature page to this Amendment at or prior to 12:00 noon New York City time on February 2, 2007 (each such Existing Term Loan Lender, a “Departing Lender”) will be deemed not to have agreed to this Amendment, and Borrower and PR Borrower will repay or cause to be repaid the outstanding principal amount of such Existing Term Loan Lender’s Term Loans upon the effectiveness of this Amendment on the Third Amendment Effective Date. The Existing Term Loans (as defined below) originally extended to Borrower and PR Borrower shall be exchanged for New Term Loans extended to Borrower and PR Borrower in the same principal amount.

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     D. Each Person (other than a Continuing Lender in its capacity as such or a Departing Lender) that agrees to make New Term Loans (each, an “Additional Lender”) will, on the Third Amendment Effective Date, make such New Term Loans to Borrower and PR Borrower in the manner contemplated by Section 3 hereof. The cash proceeds to Borrower and PR Borrower of any such New Term Loans will be used solely to repay in full the outstanding principal amount of the Loans outstanding on the Third Amendment Effective Date just prior to the effectiveness of the Third Amendment (“Existing Term Loans”) of Departing Lenders. The Existing Term Loans of Continuing Lenders shall be deemed to have been repaid in full upon the exchange thereof for New Term Loans in the same aggregate principal amount on the Third Amendment Effective Date.
     E. The Majority Lenders are willing to so amend the Credit Agreement, and the Continuing Lenders and the Additional Lenders are willing to so acquire and make, respectively, New Term Loans as contemplated hereby, in each case on the terms and subject to the conditions of this Amendment and the Credit Agreement, as amended hereby.
     Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Third Amendment Effective Date, as follows:
       (a) Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by
     (i) inserting the definitions of the following terms in appropriate alphabetical order therein:
   “Third Amendment” shall mean Amendment No. 3 and Agreement to this Agreement dated as of February 5, 2007.
   “Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.
   “New Term Loans” shall mean the Loans made or deemed made to Borrower and PR Borrower on the Third Amendment Effective Date pursuant to Section 3 of the Third Amendment. On the Third Amendment Effective Date, the aggregate outstanding principal amount of the New Term Loans shall be $550,000,000.

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          (ii) amending and restating the definition of the term “Applicable Margin” in Section 1.01 of the Credit Agreement in its entirety to read as follows:
          “Applicable Margin” shall mean, on any date, (i) for any ABR Revolving Credit Loan, 2.25% per annum, (ii) for any LIBOR Revolving Credit Loan, 3.25% per annum, (iii) for any ABR Term Loan, 1.00% per annum, and (iv) for any LIBOR Term Loan, 2.00% per annum.
                 (b) Amendment of Section 2.08(a). Section 2.08(a) of the Credit Agreement is amended by deleting the reference to the words “First Amendment Effective Date” and replacing them with the words “Third Amendment Effective Date”.
                 (c) Amendment of Section 2.09. Section 2.09 of the Credit Agreement is amended by adding the following new paragraph at the end of such Section:
            In the event that, prior to the first anniversary of the Third Amendment Effective Date, any Term Loan Lender receives a Repricing Prepayment (as defined below), then, at the time thereof, Borrower and PR Borrower shall pay to such Term Loan Lender a prepayment premium equal to 1.0% of the amount of such Repricing Prepayment. As used herein, with respect to any Term Loan Lender, a “Repricing Prepayment” is the amount of principal of the Term Loans of such Term Loan Lender that is prepaid by Borrower and/or PR Borrower pursuant to this Section 2.09 substantially concurrently with the incurrence by any Company of new term loans (whether pursuant to an Incremental Term Facility) or otherwise) that have interest rate margins in effect on the closing date of such new term loans lower than the Applicable Margin then in effect for the Term Loans so prepaid, unless such new term loans are incurred in connection with a complete refinancing of the Obligations under, and termination of, this Agreement in connection with any merger, consolidation, sale of assets, split-off, spin-off or similar transaction involving Parent or a substantial portion of its assets.
                 (d) Amendment of Section 3.01(b). Section 3.01(b) of the Credit Agreement is amended by deleting the “Amortization Payments” table in its entirety and replacing it with the following:
AMORTIZATION PAYMENTS

DATE
August 31, 2010	275,000,000
Term Maturity Date (February 9, 2011)	275,000,000

$550,000,000

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     SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Obligor represents and warrants to the Creditors that, at and as of the Third Amendment Effective Date:
     (a) This Amendment has been duly and validly executed and delivered by each Obligor, and each of (i) the Credit Agreement and (ii) this Amendment constitutes its legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (b) The representations and warranties set forth in Section 8 of the Credit Agreement and the other Credit Documents are, both prior to and after giving effect to this Amendment, true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
     (c) No Default or Event of Default has occurred and is continuing.
     SECTION 3. New Term Loans. (a) Subject to the terms and conditions set forth herein, as of the Third Amendment Effective Date, (i) each Continuing Lender agrees to exchange its Existing Term Loans for New Term Loans of like outstanding principal amount and (ii) each Additional Lender agrees to make New Term Loans to Borrower and PR Borrower in amounts equal to the amount of New Term Loans such Person commits to make on the Third Amendment Effective Date as set forth on the signature page to this Amendment. Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans to be outstanding on the Third Amendment Effective Date shall not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the Third Amendment Effective Date. For purposes hereof, a Person shall become an Additional Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Third Amendment Effective Date, a signature page to this Amendment setting forth the amount of New Term Loans such Person commits to make on the Third Amendment Effective Date.
     (b) Each Continuing Lender shall be deemed to have acquired its New Term Loans on the Third Amendment Effective Date in exchange for its Existing Term Loans. Each Additional Lender shall fund the proceeds of its New Term Loans to the Administrative Agent on the Third Amendment Effective Date, in the manner

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contemplated by the Credit Agreement (including Section 2.02 thereof). Borrower and PR Borrower hereby irrevocably direct the Administrative Agent pursuant to Section 2.09 of the Credit Agreement to apply all proceeds of the New Term Loans received hereunder promptly upon the receipt thereof to prepay the outstanding Existing Term Loans of Departing Lenders. The commitments of the Additional Lenders and the exchange undertakings of the Continuing Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make or acquire by exchange any New Term Loans.
     (c) The obligations of each Continuing Lender and each Additional Lender to acquire or make New Term Loans on the Third Amendment Effective Date are subject to the satisfaction of the following conditions:
     (i) the Administrative Agent shall have received (A) a copy of the certificate or articles of incorporation (or comparable Organic Document), including all amendments thereto, of each Obligor, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of the jurisdiction of its organization (or an Officer’s Certificate of Parent certifying that there has been no change thereto since the last such documents delivered to the Administrative Agent); (B) a certificate of the Secretary, Assistant Secretary or other Senior Officer of each Obligor dated the Third Amendment Effective Date and certifying (w) that attached thereto is a true and complete copy of the by-laws (or comparable Organic Document) of such Obligor as in effect on the Third Amendment Effective Date (or that there has been no change thereto since the last such documents delivered to the Administrative Agent), (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Obligor, or comparable actions taken by the applicable Person or Persons with respect to such Obligor, authorizing the execution, delivery and performance of this Amendment and, in the case of Borrower and PR Borrower, the borrowings hereunder, and that such resolutions (or comparable actions) have not been modified, rescinded or amended and are in full force and effect and (y) as to the incumbency and signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Obligor; (C) a certificate of another officer as to the incumbency and signature of the Secretary, Assistant Secretary or other Senior Officer executing the certificate pursuant to clause (ii) above; and (D) such other documents as the Lenders, the Issuing Lender or the Administrative Agent may reasonably request;
     (ii) the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a Senior

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Officer of Parent, confirming compliance with the conditions precedent set forth in Section 7.01(i) of the Credit Agreement;
     (iii) the Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the Issuing Lender, a written opinion of Tony L. Wolk, General Counsel of Parent, Borrower and PR Borrower, substantially to the effect set forth in Exhibit A hereto, in each case dated the Third Amendment Effective Date, addressed to the Issuing Lender, Agents and the Lenders and covering such other matters as the Administrative Agent shall reasonably request. Parent, Borrower and PR Borrower hereby request such counsel to deliver such opinions; and
     (iv) the conditions to effectiveness of this Amendment set forth in Section 4 hereof shall have been satisfied.
     (d) Notwithstanding anything in the Credit Agreement to the contrary, all New Term Loans acquired or made on the Third Amendment Effective Date will be in the amounts and have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Term Loans. Notwithstanding anything herein or in the Credit Agreement to the contrary, and without any requirement to give notice under Section 4.05 of the Credit Agreement, for the period from the Third Amendment Effective Date to the expiration of the respective initial Interest Periods for the New Term Loans, the LIBOR Rate applicable to the New Term Loans shall be the same rate that applied to the Existing Term Loans with an Interest Period ending on the same dates. Neither Borrower nor PR Borrower shall be required to make any payments to Continuing Lenders under Section 5.05 of the Credit Agreement in respect of the exchange of Existing Term Loans on the Third Amendment Effective Date for New Term Loans.
     (e) On the Third Amendment Effective Date, Borrower and PR Borrower shall apply the cash proceeds (if any) of the New Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans (other than those that are exchanged for New Term Loans as provided herein), (ii) pay all accrued and unpaid interest on all Existing Term Loans to but excluding the Third Amendment Effective Date, and (iii) pay to each Departing Lender all amounts (if any) payable pursuant to Section 5.05 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans on the Third Amendment Effective Date.
     (f) The Majority Lenders and the Continuing Lenders hereby waive the requirements of Sections 2.02, 2.09, 3.02, 4.01, 4.02 and 4.05 of the Credit Agreement, to the extent that they relate to the borrowings and prepayments contemplated by this Amendment. Notwithstanding that the Existing Term Loans shall be refinanced in full on the Third Amendment Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and

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break funding payments (other than as set forth in Section 3(d) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Term Loan Lender in respect of such Lender’s Existing Term Loans existing under the Credit Agreement prior to the Third Amendment Effective Date.
     SECTION 4. Effectiveness of Amendment. This Amendment shall become effective as of February 5, 2007 (the “Third Amendment Effective Date”) on the date on which the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) Parent, (b) Borrower, (c) PR Borrower, (d) the Majority Lenders, (e) each of the Continuing Lenders and (f) to the extent there are Departing Lenders, each of the Additional Lenders.
     SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment (and each agreement relating hereto and delivered in connection herewith) shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
     SECTION 6. Reaffirmation. Each of Parent, Borrower, PR Borrower and the Guarantors, by its signature below, hereby (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that, notwithstanding the effectiveness of this Amendment, the Security Agreement and each of the other Security Documents continue to be in full force and effect and (iii) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Credit Documents as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Credit Documents.
     SECTION 7. Costs and Expenses. The Obligors, jointly and severally, agree to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with this Amendment in accordance with the Credit

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Agreement, including the reasonable fees, disbursements and other charges of counsel to the extent provided for in Section 12.03 of the Credit Agreement.
     SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CENTENNIAL	COMMUNICATIONS CORP.,

By

Name:
Title:

CENTENNIAL	CELLULAR OPERATING CO. LLC,

By

Name:
Title:

CENTENNIAL	PUERTO RICO OPERATIONS CORP.,

By

Name:
Title:

EACH OTHER	GUARANTOR SET FORTH ON SCHEDULE I,

By

Name:
Title: Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually as a Lender, as a Continuing Lender, as an Additional Lender and as Administrative Agent,

By

Name:
Title:

By

Name:
Title:

Principal Amount of Outstanding Existing Term Loans:

$

New Term Loan Commitment:

$

LEHMAN COMMERCIAL PAPER, INC., individually as a Lender, as a Continuing Lender and as Syndication Agent,

By

Name:
Title:

Principal Amount of Outstanding Existing Term Loans:

$

SIGNATURE PAGE TO AMENDMENT NO. 3 AND AGREEMENT TO THE CENTENNIAL CREDIT AGREEMENT DATED AS OF FEBRUARY 9, 2004, AS AMENDED

To approve Amendment as a Continuing Lender:

Name of Institution:

,

as a Continuing Lender,

by

Name:
Title:

Principal Amount of Outstanding Existing Term Loans:

$

SIGNATURE PAGE TO AMENDMENT NO. 3 AND AGREEMENT TO THE CENTENNIAL CREDIT AGREEMENT DATED AS OF FEBRUARY 9, 2004, AS AMENDED

To approve Amendment as a Revolving Credit Lender with no change to the economic terms of the Revolving Credit Commitments or Revolving Credit Loans:

Name of Institution:

,

as a Revolving Credit Lender,

by

Name:
Title:

Schedule I
GUARANTORS
Bauce Communications, Inc.
Bauce Communications of Beaumont, Inc.
Centennial Beauregard Cellular LLC
Centennial Beauregard Holding Corp.
Centennial Benton Harbor Cellular Corp.
Centennial Benton Harbor Holding Corp.
Centennial Caldwell Cellular Corp.
Centennial Caribbean Holding LLC
Centennial Cellular Operating Co. LLC
Centennial Cellular Telephone Company of Del Norte
Centennial Cellular Telephone Company of Lawrence
Centennial Cellular Telephone Company of San Francisco
Centennial Cellular Tri-State Operating Partnership
Centennial Claiborne Cellular Corp.
Centennial Clinton Cellular Corp.
Centennial Communications Corp.
Centennial Dominican Republic Holding Corp.
Centennial Florida Switch Corp.
Centennial Hammond Cellular LLC
Centennial Iberia Holding Corp.
Centennial Jackson Cellular Corp.
Centennial Jamaica Infochannel Holding Corp.
Centennial Lafayette Cellular Corp.
Centennial Lafayette Communications LLC
Centennial Louisiana Holding Corp.
Centennial Mega Comm Holding Corp.
Centennial Michiana License Company LLC
Centennial Michigan RSA 6 Cellular Corp.
Centennial Michigan RSA 7 Cellular Corp.
Centennial Morehouse Cellular LLC
Centennial Puerto Rico Holding Corp. II
Centennial Puerto Rico License Corp.
Centennial Puerto Rico Operations Corp.
Centennial Randolph Cellular LLC
Centennial Randolph Holding Corp.
Centennial Southeast License Company LLC
Centennial USVI Operations Corp.
Century Beaumont Cellular Corp.
Century Cellular Realty Corp.
Century Elkhart Cellular Corp.
Century Indiana Cellular Corp.
Century Michiana Cellular Corp.
Century Michigan Cellular Corp.
Century South Bend Cellular Corp.

Elkhart Cellular Telephone Company
Elkhart Metronet Inc.
Lafayette Cellular Telephone Company
Mega Comm LLC
Michiana Metronet Inc.
San Francisco Subsidiary Corp.
South Bend Metronet, Inc.